DUNHAM FUNDS

Supplement dated May 4, 2015

To the

Statement of Additional Information dated February 27, 2015 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Reference is made to the section entitled “COMPENSATION OF TRUSTEES”, beginning on page 46. The first paragraph in this section is deleted and replaced with the following:

The Trust pays each Trustee of the Trust who is not an interested person an fee of $4,250 for each board meeting attended in person; $250 for all telephonic board meetings. The cost is allocated among the Funds in accordance with a formula that takes into account the Advisers involved and the overall asset size of each affected Fund. Committee meetings occurring on the same day as a Board meeting will not be compensated. Stand-alone Committee meetings will be compensated at the rate of $500 total for in-person meetings and $250 total for telephone meetings. The Trust also reimburses each Trustee for travel and other expenses incurred in attending meetings of the Board. With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by Dunham & Associates Investment Counsel Inc. (“Dunham & Associates” or the “Adviser”).  The Trust has agreed to pay the Adviser a fee in the amount of $147,500 per annum as compensation for providing an officer or employee of the Investment Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

Reference is made to the section entitled “INVESTMENT MANAGEMENT AND OTHER SERVICES”, “INVESTMENT ADVISER” beginning on page 53. The information pertaining to the Dunham International Opportunity Bond Fund in the table beginning on page 54 is deleted and replaced with the following:

Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham International Opportunity Bond Fund	45 basis points (0.45%) +/-25 basis points (0.25%)	0% - 0.95%(2)

The following information, provided as of April 1, 2015, is added to the table under the section entitled “Portfolio Managers” beginning on page 71:

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Portfolio Manager/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Daniel McKellar, CFA Bailard, Inc. Dunham Emerging Markets Stock Fund	2	$315.4	1^	$34.8	2	$557.8	$908.0

^ A performance fee may be earned.

The information provided under the sub-heading entitled “Compensation”, Bailard located on page 87 is deleted and replaced with the following:

Bailard – Mr. Craddock and Mr. McKellar are paid a base salary, and, potentially, an additional discretionary bonus. The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Ballard’s general corporate goals.

Mr. Hill and Mr. Leve’s compensation consists primarily of a base salary, a discretionary cash bonus and a stock bonus. The cash bonus reflects Bailard’s profitability and Mr. Hill and Mr. Leve’s contribution to Bailard’s corporate goals. The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc. None of Mr. Hill and Mr. Leve’s compensation is based directly on the performance of the Fund.

The following information, provided as of April 30, 2015, is added to the table under the sub-section entitled “Ownership of Securities” beginning on page 87:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Daniel McKellar, CFA	Dunham Emerging Markets Stock Fund	None

You should read this Supplement in conjunction with the Prospectus dated February 27, 2015 and Statement of Additional Information dated February 27, 2015, or as subsequently amended, which provide information that you should know about the Dunham Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated May 4, 2015

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